 EarningsRelease  FY & Q4 FY 2024 ResultsJuly 30, 2024

 STRATEGY & FOCUS AREAS  INTEGRATED  GROWTH STRATEGY  SUPERIORITY  TO WIN WITH CONSUMERS  PRODUCTIVITY  TO FUEL INVESTMENTS  ORGANIZATION  EMPOWERED • AGILE  ACCOUNTABLE  PORTFOLIO  PERFORMANCE DRIVES   BRAND CHOICE  CONSTRUCTIVE  DISRUPTION  ACROSS OUR BUSINESS  ENVIRONMENTAL  SUSTAINABILITY  DIGITAL ACUMEN  EMPLOYEE   VALUE EQUATION  AREAS OF FOCUS  SUPPLY CHAIN

 3  BusinessResults  FY 2024

 Fiscal ’24 was another strong year. Execution of our integrated strategy enabled the company to meet or exceed going-in guidance ranges for organic sales growth, core EPS growth, cash productivity and cash return to shareowners.  Organic sales grew 4%; sixth consecutive year of 4% or better organic growth.  Growth was broad-based across business units, with 8 of 10 product categories growing organic sales.  We grew global aggregate value share. 30 of our top 50 category/country combinations held or grew share for the year.  Core earnings per share were $6.59, up 12% for the year. On a currency neutral basis, core EPS was up 16%.  FY 2024 HIGHLIGHTS

 FY 2024 RESULTS  FY ‘24  Organic Sales Growth  +4%  Organic Volume Growth  Flat  Core EPS Growth  +12%  Currency Neutral Core EPS Growth  +16%  Adjusted Free Cash Flow Productivity  105%

 Pricing contributed 4 points to organic sales growth.   Mix was neutral.  Organic volume was in line with prior year.  ORGANIC SALES GROWTHANNUAL PROGRESSION

 Core Gross margin   Core Operating margin  Total productivity savings  CORE EPS GROWTHANNUAL PROGRESSION  +360 basis points  +170 basis points  +280 basis points

 CURRENCY NEUTRAL CORE EPS GROWTHANNUAL PROGRESSION  Core Gross margin ex-FX   Core Operating margin ex-FX  +420 basis points  +250 basis points

 GLOBAL MARKET SHARES  Top 50 Category/  Country Combinations  # Grew/Held Value Share   Share data through May 2024

 RETURNING VALUE TO SHAREOWNERS  CASH RETURNED TO OWNERS via Dividends & Share Repurchase  $146  Bn P10Y  ADJUSTED FREE CASH FLOW  PRODUCTIVITY  105%  FY 2024  SHARE  REPURCHASE  $5.0  Bn FY 2024  DIVIDENDS PAYMENTS  $9.3  Bn FY 2024

 11  BusinessResults  Q4 FY 2024

 Q4 FY 2024 RESULTS  Q4 FY ‘24  Organic Sales Growth  +2%  Organic Volume Growth  +2%  Core EPS Growth  +2%  Currency Neutral Core EPS Growth  +6%  Adjusted Free Cash Flow Productivity  148%

 Organic volume contributed 2 points to organic sales growth.  Pricing contributed 1 point to organic sales growth.   Mix was neutral.  ORGANIC SALES GROWTHQ4 FY 2024 RESULTS

 Core Gross margin   Core Operating margin  Total productivity savings  CORE EPS GROWTHQ4 FY 2024 RESULTS  +140 basis points  -100 basis points  +250 basis points

 CURRENCY NEUTRAL CORE EPS GROWTHQ4 FY 2024 RESULTS   Core Gross margin ex-FX   Core Operating margin ex-FX  +180 basis points  -60 basis points

 16  SegmentResults  Q4 FY 2024

 Topline: +3% pricing, +1% volume, flat mix  Share: Global Skin & Personal Care value share increased 0.1 points and Global Hair Care value share decreased 0.2 points versus year ago.  Net Earnings: Productivity savings and pricing more than offset by negative product mix, marketing investments and unfavorable foreign exchange.  Q4 FY 2024 RESULTSBEAUTY SEGMENT

 Topline: +5% pricing, +2% volume, flat mix  Share: Global Grooming value share increased 0.5 points versus year ago.  Net Earnings: Pricing and productivity savings more than offset by negative product mix, marketing investments & unfavorable foreign exchange.  Q4 FY 2024 RESULTSGROOMING SEGMENT

 Topline: +2% pricing, +1% volume, +1% mix  Share: Global Oral Care value share decreased 0.4 points and Global Personal Health Care value share increased 0.3 points versus year ago.  Net Earnings: Sales growth, productivity savings and pricing partially offset by unfavorable mix due to lower incidence of cough and cold.  Q4 FY 2024 RESULTSHEALTH CARE SEGMENT

Q4 FY 2024 RESULTS
FABRIC & HOME CARE SEGMENT



Organic Sales
2%
Organic Volume
3%
Net Earnings
-5%
Constant Currency
Net Earnings
-5%

- **Topline:** +3% volume, +1% mix, -1% pricing
- **Share:** Global Fabric Care value share decreased 1 point and Global Home Care value share increased 0.6 points versus year ago.
- **Net Earnings:** Productivity savings and lower commodities more than offset by marketing investments and unfavorable mix.

 Topline: flat pricing/mix, -1% volume  Share: Global Baby Care and Global Family Care value share decreased 0.7 points and Global Feminine Care share decreased 0.4 points versus year ago.  Net Earnings: Lower commodities more than offset by lower organic sales, marketing investments and wage inflation.  Q4 FY 2024 RESULTSBABY, FEMININE & FAMILY CARE SEGMENT

 22  FY 2025 Guidance

 FY 2025 GUIDANCESALES  Organic Sales Growth: +3% to +5%  Net Sales Growth: +2% to +4%  Includes a 1% negative impact from foreign exchange and acquisitions and divestitures   FY ‘25  Organic Sales Growth  +3% to +5%  Net Sales Growth  +2% to +4%

 FY 2025 GUIDANCEEARNINGPER SHARE  Core EPS Growth: +5% to +7%  Outlooking $0.3bn after-tax headwind from commodities  Outlooking $0.2bn after-tax headwind from foreign exchange  Prior fiscal year benefits from minor divestitures and tax that won’t repeat represents an additional $0.10 to $0.12 headwind to EPS  1-point foreign exchange headwind results in currency neutral core EPS growth of +6% to +8%  All-in EPS Growth: 10% to 12%  Core effective tax rate approximately 20% to 21%  FY ‘25  FY ’24 Base Period EPS  Core EPS Growth  +5% to +7%  $6.59  All-in EPS Growth  +10% to +12%  $6.02

 FY 2025 GUIDANCECASH GENERATION AND USAGE  Adjusted Free Cash Flow Productivity  90%  Capital Spending, % Sales  4-5%  Dividends  ~$10bn  Direct Share Repurchase  $6 to $7bn

FY 2025 GUIDANCE **SUMMARY**

METRIC	FY 2025 GUIDANCE
Organic Sales Growth	+3% to +5%
Net Sales Growth	+2% to +4%
Core EPS Growth	+5% to +7%
All-In EPS Growth	+10% to +12%
Currency Neutral Core EPS Growth	+6% to +8%
Core Effective Tax Rate	20% to 21%
Adjusted Free Cash Flow Productivity	90%
Capital Spending, % of Sales	4-5%
Dividends	~$10bn
Direct Share Repurchase	$6 to $7bn

FY 2025 GUIDANCEPOTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE  Significant deceleration of market growth rates  Significant, additional currency weakness  Significant commodity cost increases  Major supply chain disruption or store closures  Additional geo-political disruptions and economic volatility

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 Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.  Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations, market contraction, boycotts, sanctions, or other trade controls; (4) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (5) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war or terrorism or disease outbreaks; (6) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third- party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (13) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (14) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (16) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, manufacturing processes, intellectual property, labor and employment, antitrust, privacy, cybersecurity and data protection, artificial intelligence, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (17) the ability to manage changes in applicable tax laws and regulations; and (18) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.  FORWARD LOOKING STATEMENTS

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

The following provides definitions of the non-GAAP measures used in Procter & Gamble's July 30, 2024 earnings call, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these non-GAAP measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results.
The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors, as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation.
These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted.
The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.
The following measures are provided:
1.	Organic sales growth — page 2
2.	Core EPS and Currency-neutral Core EPS — page 3
3.	Core gross margin and Currency-neutral Core gross margin — page 5
4.	Core operating margin and Currency-neutral Core operating margin — page 5
5.	Adjusted free cash flow and Adjusted free cash flow productivity — page 6
The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring: The Company has historically had an ongoing level of restructuring activities of approximately $250 - $500 million before tax. Starting in 2012 through fiscal 2020, the Company had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges. On December 5, 2023, the Company announced a limited market portfolio restructuring of its business operations, primarily in certain Enterprise Markets, including Argentina and Nigeria. The adjustment to Core earnings includes the restructuring charges that exceed the normal, recurring level of restructuring charges.

•
Intangible asset impairment: In the fiscal year ended June 30, 2024, the Company recognized a non-cash, after-tax impairment charge of $1.0 billion ($1.3 billion before tax) to adjust the carrying value of the Gillette intangible asset acquired as part of the Company's 2005 acquisition of The Gillette Company. In fiscal 2019, the Company recognized a one-time, non-cash, after-tax charge of $8.0 billion to adjust the carrying value of the Shave Care reporting unit. This was comprised of a before- and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion to reduce the carrying value of the Gillette indefinite-lived intangible asset.

•
Charges for early debt extinguishment: During fiscals 2021 and 2018, the Company recorded after-tax charges due to the early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

•
Gain on Dissolution of the PGT Healthcare Partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, during fiscal 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business; the Company recognized an after-tax gain on the dissolution.

•
Anti-Dilutive Impacts: The Shave Care impairment charges in 2019 caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per common share) to be anti-dilutive. Accordingly for U.S. GAAP diluted net earnings per common share, the instruments were not assumed to be converted or exercised. Specifically, certain of our outstanding preferred shares and share-based equity awards were not included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments were dilutive for non-GAAP earnings per share.

•
Transitional Impacts of the U.S. Tax Act: The U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”) in December 2017. This resulted in a net charge for the fiscal year 2018. The adjustment to core earnings includes only this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on pre-tax earnings.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation.
Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is also used in assessing the achievement of management goals for at-risk compensation.
Core EPS and currency-neutral Core EPS: Core net earnings per share, or Core EPS, is a measure of diluted net earnings per common share (diluted EPS) adjusted for items as indicated. Currency-neutral EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. Management views these non-GAAP measures as useful supplemental measures of Company performance over time.
Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange. Management believes these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time.
Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange. Management believes these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time.
Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and other items as indicated. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments.
Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the Gillette intangible asset impairment charge and non-cash charge for accumulated foreign currency translation losses related to the substantial liquidation of operations in certain Enterprise Markets, including Nigeria. Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. This measure is used by management in making operating decisions, allocating financial resources and for budget planning purposes. This measure is also used in assessing the achievement of management goals for at-risk compensation.

1. Organic sales growth:

Three Months Ended June 30, 2024	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	(1)%	3%	1%	3%
Grooming	—%	7%	—%	7%
Health Care	3%	1%	—%	4%
Fabric Care & Home Care	—%	1%	1%	2%
Baby, Feminine & Family Care	(3)%	2%	—%	(1)%
Total Company	—%	2%	—%	2%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Fiscal Year Ended June 30, 2024	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Total Company	2%	2%	—%	4%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales Growth
Prior Quarters
Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Q1 FY 2023	1%	6%	—%	7%
Q2 FY 2023	(1)%	6%	—%	5%
Q3 FY 2023	4%	4%	(1)%	7%
Q4 FY 2023	5%	4%	(1)%	8%
Q1 FY 2024	6%	1%	—%	7%
Q2 FY 2024	3%	1%	—%	4%
Q3 FY 2024	1%	2%	—%	3%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales Growth
Prior Fiscal Years
Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
FY 2023	2%	5%	—%	7%
FY 2022	5%	2%	—%	7%
FY 2021	7%	(1)%	—%	6%
FY 2020	5%	2%	(1)%	6%
FY 2019	1%	4%	—%	5%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales Growth
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2025 (Estimate)	+2% to +4%	+1%	+3% to +5%
* Combined Foreign Exchange & Acquisition/Divestiture Impact/Other includes foreign exchange impacts, the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-neutral Core EPS:
	Three Months Ended June 30
	2024	2023
Diluted EPS	$1.27	$1.37
Incremental restructuring	0.13	—
Intangible asset impairment	—	—
Core EPS	$1.40	$1.37
Percentage change vs. prior period Core EPS	2%
Currency impact to earnings	0.05
Currency-Neutral Core EPS	$1.45
Percentage change vs. prior period Core EPS	6%

Core EPS and Currency-Neutral Core EPS

	Fiscal Year Ended June 30
	2024	2023
Diluted Net EPS	$6.02	$5.90
Incremental restructuring	0.15	—
Intangible asset impairment	0.42	—
Core EPS	$6.59	$5.90
Percentage change vs. prior period Core EPS	12%
Currency Impact to Earnings	0.23
Currency-Neutral Core EPS	$6.82
Percentage change vs. prior period Core EPS	16%

Current and Prior Fiscal Years

	2024	2023	2022	2021	2020	2019	2018
Diluted Net Earnings Per Common Share from Continuing Operations, attributable to P&G	$6.02	$5.90	$5.81	$5.50	$4.96	$1.43	$3.67
Incremental Restructuring	0.15				0.16	0.13	0.23
Intangible Impairment	0.42					3.03
Early Debt Extinguishment Charges				0.16			0.09
Gain on PGT Dissolution						(0.13)
Anti-dilutive Impacts						0.06
Transitional Impact of U.S. Tax Act							0.23
Core EPS	$6.59	$5.90	$5.81	$5.66	$5.12	$4.52	$4.22
Core EPS growth vs prior year	12%	2%	3%	11%	13%	7%
Currency Impact to Earnings	0.23	0.55	0.11	0.04	0.15	0.35
Currency-Neutral Core EPS	$6.82	$6.45	$5.92	$5.70	$5.27	$4.87	$4.17
Percentage change vs. prior period Core EPS	16%	11%	5%	11%	17%	15%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Prior Quarters
	Q1 FY23	Q1 FY22	Q2 FY23	Q2 FY22	Q3 FY23	Q3 FY22	Q4 FY23	Q4 FY22	Q1 FY24	Q1 FY23	Q2 FY24	Q2 FY23	Q3 FY24	Q3 FY23
Diluted EPS	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33	$1.37	$1.21	$1.83	$1.57	$1.40	$1.59	$1.52	$1.37
Incremental restructuring	—	—	—	—	—	—	—	—	—	—	0.02	—	—	—
Intangible asset impairment	—	—	—	—	—	—	—	—	—	—	0.42	—	—	—
Core EPS	$1.57	$1.61	$1.59	$1.66	$1.37	$1.33	$1.37	$1.21	$1.83	$1.57	$1.84	$1.59	$1.52	$1.37
Percentage change vs. prior period Core EPS	(2)%		(4)%		3%		13%		17%		16%		11%
Currency Impact to Earnings	0.16		0.16		0.13		0.11		0.07		0.03		0.09
Currency-Neutral Core EPS	$1.73		$1.75		$1.50		$1.48		$1.90		$1.87		$1.61
Percentage change vs. prior period Core EPS	7%		5%		13%		22%		21%		18%		18%
Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS Growth and Currency-neutral EPS
Guidance
Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Impact of FX	Currency-neutral EPS Growth
FY 2025 (Estimate)	+10% to +12%	-5%	+5% to +7%	1%	+6% to +8%

3. Core gross margin and Currency-neutral Core gross margin:
	Three Months Ended June 30
	2024	2023
Gross Margin	49.6%	48.4%
Incremental restructuring	0.2%	—
Core Gross Margin	49.8%	48.4%
Basis point change vs. prior year Core gross margin	140
Currency Impact to Margin	0.4%
Currency-Neutral Core Gross Margin	50.2%
Basis point change vs prior year Core gross margin	180

	Fiscal Year Ended June 30
	2024	2023
Gross Margin	51.4%	47.9%
Incremental restructuring	0.1%	—
Core Gross Margin	51.5%	47.9%
Basis point change vs. prior year Core gross margin	360
Currency Impact to Margin	0.6%
Currency-Neutral Core Gross Margin	52.1%
Basis point change vs prior year Core gross margin	420

4. Core operating margin and Currency-neutral Core operating margin:
	Three Months Ended June 30
	2024	2023
Operating Margin	18.9%	20.3%
Incremental restructuring	0.4%	—
Core Operating Margin	19.3%	20.3%
Basis point change vs. prior year Core operating margin	-100
Currency Impact to Margin	0.4%
Currency-Neutral Core Operating Margin	19.7%
Basis point change vs. prior year Core operating margin	-60

	Fiscal Year Ended June 30
	2024	2023
Operating Margin	22.1%	22.1%
Incremental restructuring	0.1%	—
Intangible asset impairment charge	1.6%	—
Core Operating Margin	23.8%	22.1%
Basis point change vs. prior year Core operating margin	170
Currency Impact Margin	0.8%
Currency-Neutral Core Operating Margin	24.6%
Basis point change vs. prior year Core operating margin	250

5. Adjusted free cash flow and Adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended June 30, 2024
Operating Cash Flow	Capital Spending	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings(1)	Net Earnings as Adjusted	Adjusted Free Cash Flow Productivity
$5,754	$(783)	$4,971	$3,144	$216	$3,360	148%
(1) Adjustments to Net Earnings relate to non-cash charge for accumulated foreign currency translation losses due to the substantial liquidation of operations in certain Enterprise Markets including Nigeria.

Fiscal Year Ended June 30, 2024
Operating Cash Flow	Capital Spending	U.S. Tax Act Payments	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings(1)	Net Earnings as Adjusted	Adjusted Free Cash Flow Productivity
$19,846	$(3,322)	$422	$16,947	$14,974	$1,242	$16,216	105%
(1) Adjustments to Net Earnings relate to the Gillette intangible asset impairment charge ($1.0 billion) and non-cash charge for accumulated foreign currency translation losses ($216) due to the substantial liquidation of operations in certain Enterprise Markets including Nigeria.